Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Products	$ 103,285	$ 89,358	$ 65,021
Services	63,735	54,761	43,883
Total revenues	167,020	144,119	108,904
Cost of revenues:
Products	24,231	21,306	16,609
Services	9,126	7,898	6,666
Total cost of revenues	33,357	29,204	23,275
Gross profit	133,663	114,915	85,629
Operating expenses:
Research and development	36,064	31,660	25,674
Sales and marketing	69,543	64,609	55,130
General and administrative	9,629	10,190	11,930
Total operating expenses	115,236	106,459	92,734
Operating income (loss)	18,427	8,456	(7,105)
Financial income, net	4,200	2,057	1,987
Income (loss) before taxes on income	22,627	10,513	(5,118)
Taxes on income	1,290	879	818
Net income (loss)	$ 21,337	$ 9,634	$ (5,936)
Basic net earnings (loss) per share	$ 1.02	$ 0.49	$ (0.31)
Diluted net earnings (loss) per share	$ 0.93	$ 0.44	$ (0.31)